UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2012

JBI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-52444	20-4924000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1783 Allanport Road, Thorold Ontario		L0S 1K0
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(905) 384-4383

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On March 19, 2012, JBI, Inc. (the “Company”)  became aware that   a  complaint in connection with a shareholder derivative suit was filed on March 16, 2012 in the U.S. District Court in the State of Massachusetts, naming the Company as a nominal defendant and naming as defendants each member of the Board of Directors (the “Board”) of the Company, including current directors Messrs. John Bordynuik, Robin Bagai and John Wesson, and certain former directors.  As of the date of this report, the complaint has not been served on the Company or any of the current directors and, thus, such defendants have no obligation to, and do not intend to, answer the complaint unless and until proper service is made in accordance with the applicable rules of civil procedure.   The complaint alleges that the individual members of the Board breached their fiduciary duties to the Company in connection with the alleged improper accounting treatment of certain media credits acquired that were reported in certain 2009 financial statements of the Company, and public disclosures regarding the status of its Plastic2Oil®, or P2O®, process.

The complaint seeks an award in against the defendants and in favor of the Company for an unspecified amount of damages incurred by the Company, restitution from the defendants of any profits or compensation they received from the Company and payment of costs and disbursements, including attorneys’ fees, of the action.  The defendants intend to defend the lawsuit vigorously, however there can be no assurance regarding the ultimate outcome of this lawsuit.

The Company has learned that this lawsuit was filed by a former employee of Pak-It, Inc., a subsidiary of the Company that was sold in February 2012, who owns a nominal number of  shares of the Company’s common stock. In addition, the Company has learned that  the law firm representing the shareholder in this case was identified in a recent article published in Bloomberg BusinessWeek and reported to have recovered no damages on behalf of the shareholders they represented in ten shareholder suits filed in Delaware, and instead only recovered its legal fees and costs.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

March 23, 2012                                                                     By:__/s/ John Bordynuik_________________
Name:    John Bordynuik
Title:      Chief Executive Officer